                                                                    EXHIBIT 99.1


                         $1,346,450,000 (APPROXIMATE)
            CERTIFICATES FOR HOME IMPROVEMENT AND HOME EQUITY LOANS
                                 SERIES 1998-D

              INFORMATION REGARDING CERTAIN ADDITIONAL CONTRACTS

Set forth below is information regarding home improvement loan contracts and fixed-rate home equity loan contracts to be transferred to the Trust or identified for inclusion in the Trust on the Closing Date. The information below relates to both the Initial Contracts described in the Prospectus Supplement dated August 14, 1998 and certain of the additional Contracts. Approximately $26,393,504.84 of Home Improvement Contracts and approximately $231,275,825.29 of Home Equity Contracts by Cut-off Date principal balance will be transferred to the Trust or identified for inclusion in the Trust on the Closing Date. Unless otherwise defined herein, all capitalized terms have the meanings set forth in the Prospectus Supplement.

    GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES--INITIAL AND CERTAIN
                     ADDITIONAL HOME IMPROVEMENT CONTRACTS

                                                                                 % of
                                                                               Sub-Pool
                                              % of                               HI by
                                         Sub-Pool HI by  Aggregate Principal  Outstanding
                            Number of       Number of          Balance         Principal
                         Contracts as of  Contracts as    Outstanding as of  Balance as of
                          Cut-off Date   of Cut-off Date    Cut-off Date     Cut-off Date
                         --------------- --------------- ------------------- -------------
Alabama.................        259            1.88%       $ 5,943,904.73         2.17%
Arizona.................        504            3.65         10,474,312.42         3.83
Arkansas................        274            1.98          3,381,059.83         1.24
California..............      1,625           11.77         46,545,114.82        17.01
Colorado................        499            3.61          6,319,463.53         2.31
Connecticut.............        331            2.40          6,037,535.01         2.21
Delaware................         51             .37            966,636.92          .35
District of Columbia....          5             .04             88,789.37          .03
Florida.................        711            5.15         14,008,158.25         5.12
Georgia.................        122             .88          2,384,333.15          .87
Idaho...................         27             .20            539,037.96          .20
Illinois................        527            3.82          9,069,126.91         3.31
Indiana.................        301            2.18          4,315,886.78         1.58
Iowa....................         46             .33            624,132.93          .23
Kansas..................        139            1.01          2,465,056.40          .90
Kentucky................         65             .47          1,029,707.00          .38
Louisiana...............        106             .77          2,390,211.90          .87
Maine...................        167            1.21          3,252,837.87         1.19
Maryland................        198            1.43          3,706,648.82         1.35
Massachusetts...........        236            1.71          4,996,736.49         1.83
Michigan................        788            5.71         13,974,956.45         5.11
Minnesota...............        219            1.59          4,263,106.47         1.56
Mississippi.............         49             .35          1,159,015.08          .42
Missouri................        432            3.13          5,994,870.32         2.19
Montana.................         24             .17            454,392.29          .17
Nebraska................         53             .38            770,932.12          .28
Nevada..................        309            2.24          7,976,997.19         2.92
New Hampshire...........         89             .64          1,727,437.95          .63
New Jersey..............        846            6.13         17,523,762.48         6.40
New Mexico..............        105             .76          2,156,750.23          .79
New York................      1,150            8.33         23,603,193.93         8.63
North Carolina..........        201            1.46          3,015,867.09         1.10
North Dakota............         25             .18            637,040.19          .23
Ohio....................        544            3.94          7,648,274.11         2.80
Oklahoma................        165            1.20          3,014,707.89         1.10
Oregon..................         96             .70          1,834,649.56          .67
Pennsylvania............        632            4.58         11,908,748.50         4.35
Rhode Island............         85             .62          1,196,830.87          .44
South Carolina..........        138            1.00          2,421,157.54          .88
South Dakota............         15             .11            459,396.99          .17
Tennessee...............        161            1.17          2,316,416.53          .85
Texas...................        624            4.52         14,866,346.46         5.43
Utah....................         36             .26            526,191.00          .19
Vermont.................         17             .12            264,769.40          .10
Virginia................        430            3.11          8,078,324.79         2.95
Washington..............        212            1.54          4,367,502.63         1.60
West Virginia...........         44             .32            909,844.73          .33
Wisconsin...............         54             .39            822,928.44          .30
Wyoming.................         71             .51          1,173,392.84          .43
                              -----          ------       ---------------       ------
    Total...............     13,807          100.00%      $273,606,495.16       100.00%
                              =====          ======       ===============       ======

             YEARS OF ORIGINATION--INITIAL AND CERTAIN ADDITIONAL
                          HOME IMPROVEMENT CONTRACTS

                                                                  % of
                           Number of                         Sub-Pool HI By
                           Contracts  Aggregate Principal Outstanding Principal
                           as of Cut- Balance Outstanding     Balance as of
Year of Origination         off Date  as of Cut-off Date      Cut-off Date
-------------------        ---------- ------------------- ---------------------
1980......................       1     $      6,644.48               * %
1995......................       1           14,564.50              .01
1996......................       3          188,956.94              .07
1997......................     284        5,585,428.46             2.04
1998......................  13,519      267,817,645.26            97.88
                            ------     ---------------            -----
    Total.................  13,807     $273,606,495.16           100.00%
                            ======     ===============           ======

* Indicates an amount greater than zero but less than .0005% of Cut-off Date Pool Principal Balance of Sub-Pool HI.

   DISTRIBUTION OF ORIGINAL CONTRACT AMOUNTS--INITIAL AND CERTAIN ADDITIONAL
                          HOME IMPROVEMENT CONTRACTS

                                                                               % of
                                   Number of                              Sub-Pool HI by
                                   Contracts    Aggregate Principal Outstanding Principal
Original Home Improvement          as of Cut-   Balance Outstanding     Balance as of
Contract Amount (in Dollars)        off Date    as of Cut-off Date      Cut-off Date
----------------------------       ----------   ------------------- ---------------------
Less than  $ 10,000                  2,929       $ 20,272,359.81             7.41%
Between    $ 10,000 and $ 19,999.    5,398         78,776,508.78            28.79
Between    $ 20,000 and $ 29,999.    3,171         76,229,629.16            27.86
Between    $ 30,000 and $ 39,999.    1,207         40,613,873.27            14.84
Between    $ 40,000 and $ 49,999.      646         27,959,369.98            10.22
Between    $ 50,000 and $ 59,999.      274         14,252,494.67             5.21
Between    $ 60,000 and $ 69,999.       59          3,753,368.32             1.37
Between    $ 70,000 and $ 79,999.       46          3,417,524.05             1.25
Between    $ 80,000 and $ 89,999.       21          1,773,648.16              .65
Between    $ 90,000 and $ 99,999.       15          1,428,298.48              .52
Between    $100,000 and $109,999.       12          1,252,605.44              .46
Between    $110,000 and $119,999.       12          1,381,760.48              .51
Between    $120,000 and $129,999.        8          1,023,955.00              .37
Between    $130,000 and $139,999.        2            266,444.75              .10
Between    $140,000 and $149,999.        1            145,790.00              .05
Between    $150,000 and $159,999.        3            464,251.00              .17
Between    $160,000 and $169,999.        0                   .00              .00
Between    $170,000 and $179,999.        1            178,661.26              .07
Between    $180,000 and $189,999.        0                   .00              .00
Between    $190,000 and $199,999.        1            191,944.05              .07
Over       $200,000                      1            224,008.50              .08
                                    ------       ---------------           ------
    Total....................       13,807       $273,606,495.16           100.00%
                                    ======       ===============           ======

                CONTRACT RATES--INITIAL AND CERTAIN ADDITIONAL
                          HOME IMPROVEMENT CONTRACTS

                                                                    % of
                             Number of                         Sub-Pool HI by
                             Contracts  Aggregate Principal Outstanding Principal
 Range of Home Improvement   as of Cut- Balance Outstanding     Balance as of
 Contracts by Contract Rate   off Date  as of Cut-off Date      Cut-off Date
 --------------------------  ---------- ------------------- ---------------------
From  0.00000 to   7.00000           1      $    29,710.20              .01%
From  7.00001 to   8.00000          13          462,121.87              .17
From  8.00001 to   9.00000         521       10,336,110.85             3.78
From  9.00001 to  10.00000       1,999       45,772,917.52            16.73
From 10.00001 to  11.00000       2,948       65,807,123.80            24.05
From 11.00001 to  12.00000       1,996       43,541,544.59            15.91
From 12.00001 to  13.00000       2,393       43,708,415.60            15.97
From 13.00001 to  14.00000       2,130       32,591,964.46            11.91
From 14.00001 to  15.00000       1,412       23,269,885.80             8.50
From 15.00001 to  16.00000         313        6,268,544.37             2.29
From 16.00001 to  17.00000          72        1,625,203.84              .59
Over 17.00000                        9          192,952.26              .07
                             ---------  ------------------           ------
    Total..................     13,807     $273,606,495.16           100.00%
                             =========  ==================           ======

               REMAINING MONTHS TO MATURITY--INITIAL AND CERTAIN
                     ADDITIONAL HOME IMPROVEMENT CONTRACTS


                                                                                          % of
                                        Number of                                     Sub-Pool HI by
       Months Remaining to              Contracts       Aggregate Principal       Outstanding Principal
       Scheduled Maturity              as of Cut-       Balance Outstanding           Balance as of
       As of Cut-off Date               off Date        as of Cut-off Date             Cut-off Date
       -------------------             ----------       -------------------       ---------------------
Less than 31    ................               34        $    163,262.88                  0.06%
     31    to    60 ............              997           8,593,633.13                  3.14
     61    to    90 ............              516           4,872,051.44                  1.78
     91    to   120 ............            3,439          46,896,702.40                 17.14
    121    to   150 ............              178           2,376,293.67                  0.87
    151    to   180 ............            3,380          66,446,887.05                 24.29
    181    to   210 ............                6             138,960.75                  0.05
    211    to   240 ............            1,573          35,785,573.32                 13.08
    241    to   270 ............                4              78,753.61                  0.03
    271    to   300 ............            3,679         108,229,104.12                 39.56
    301    to   330 ............              -                      -                    0.00
    331    to   360 ............                1              25,272.79                  0.01
                                       ----------        ---------------                ------
    Total............................      13,807        $273,606,495.16                100.00%
                                       ==========        ===============                ======

Lien Position of Initial and Certain Additional Improvement Contracts - HI
1998-D

                                                                % of
                       Number of                            Sub-Pool HI by
                       Contracts      Aggregate Principal     Number of
 Lien                   as of Cut-    Balance Outstanding    Contracts as of
Position                 off Date      as of Cut-off Date    Cut-off Date
--------               -----------    -------------------   -----------------
  First .............     1,191       $   30,495,717.29          11.15%
 Second .............    10,242          197,916,517.71          72.34
  Third .............     2,355           44,858,822.01          16.40
 Fourth .............        19              335,438.15           0.12
                       -----------    -------------------   -----------------
        Total .......    13,807       $  273,606,495.16         100.00%
                       -----------    -------------------   -----------------

              GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES--
        INITIAL AND CERTAIN ADDITIONAL FIXED-RATE HOME EQUITY CONTRACTS

                                                                                 % OF
                                                                              FIXED-RATE
                                         % OF FIXED-RATE                      HOME EQUITY
                                           HOME EQUITY                       CONTRACTS BY
                                           CONTRACTS     AGGREGATE PRINCIPAL  OUTSTANDING
                            NUMBER OF     BY NUMBER OF         BALANCE         PRINCIPAL
                         CONTRACTS AS OF  CONTRACTS AS    OUTSTANDING AS OF  BALANCE AS OF
                          CUT-OFF DATE   OF CUT-OFF DATE    CUT-OFF DATE     CUT-OFF DATE
                         --------------- --------------- ------------------- -------------
Alabama.................       500            4.55%        $ 25,659,997.71        3.98%
Arizona.................       163            1.48            8,003,543.52        1.24
Arkansas................        61            0.56            3,525,266.87        0.55
California..............       472            4.30           40,802,716.79        6.33
Colorado................       190            1.73            9,736,285.67        1.51
Connecticut.............       127            1.16            9,282,779.28        1.44
Delaware................        56            0.51            4,545,546.61        0.70
District of Columbia....        32            0.29            2,288,231.96        0.35
Florida.................       484            4.41           26,408,788.91        4.09
Georgia.................       306            2.79           17,156,191.47        2.66
Idaho...................        38            0.35            1,828,768.23        0.28
Illinois................       633            5.77           40,871,277.49        6.34
Indiana.................       287            2.61           13,982,423.23        2.17
Iowa....................       257            2.34           14,324,638.77        2.22
Kansas..................       202            1.84           10,972,255.62        1.70
Kentucky................       151            1.38            7,693,642.04        1.19
Louisiana...............       218            1.99           11,184,686.45        1.73
Maine...................        14            0.13              941,811.96        0.15
Maryland................       249            2.27           15,153,466.04        2.35
Massachusetts...........       161            1.47           12,249,144.67        1.90
Michigan................       708            6.45           43,468,973.80        6.74
Minnesota...............       268            2.44           16,258,606.48        2.52
Mississippi.............       118            1.07            5,062,008.85        0.78
Missouri................       383            3.49           19,949,167.45        3.09
Montana.................         9            0.08              626,201.99        0.10
Nebraska................       112            1.02            6,497,491.09        1.01
Nevada..................       122            1.11           10,922,424.59        1.69
New Hampshire...........        15            0.14              925,228.26        0.14
New Jersey..............       157            1.43           12,149,907.54        1.88
New Mexico..............        42            0.38            2,531,786.75        0.39
New York................       383            3.49           24,777,564.37        3.84
North Carolina..........       517            4.71           30,787,195.84        4.77
North Dakota............        30            0.27            1,754,790.90        0.27
Ohio....................       760            6.92           38,201,139.27        5.92
Oklahoma................       106            0.97            5,224,163.97        0.81
Oregon..................       105            0.96            5,187,490.50        0.80
Pennsylvania............       563            5.13           32,130,640.73        4.98
Rhode Island............        42            0.38            2,523,127.12        0.39
South Carolina..........       299            2.72           18,187,441.64        2.82
South Dakota............        25            0.23            1,109,764.50        0.17
Tennessee...............       209            1.90           13,409,899.01        2.08
Texas...................       498            4.54           22,312,536.62        3.46
Utah....................       101            0.92            5,857,172.04        0.91
Vermont.................         7            0.06              257,320.57        0.04
Virginia................       276            2.51           19,225,461.89        2.98
Washington..............       163            1.48           10,689,703.45        1.66
West Virginia...........        37            0.34            1,676,571.15        0.26
Wisconsin...............       303            2.76           15,726,286.22        2.44
Wyoming.................        18            0.16            1,042,630.76        0.16
                            ------          ------         ---------------      ------
    Total...............    10,977          100.00%        $645,084,160.64      100.00%
                            ======          ======         ===============      ======


                            YEARS OF ORIGINATION--
                       FIXED-RATE HOME EQUITY CONTRACTS

                                                               % of Fixed-Rate
                           Number of                       Home Equity Contracts by
                           Contracts  Aggregate Principal   Outstanding Principal
                           as of Cut- Balance Outstanding       Balance as of
Year of Origination         off Date  as of Cut-off Date         Cut-off Date
-------------------        ---------- -------------------  ------------------------
1995...............                1      $     17,736.81                     *%
1996...............                3           202,992.20                  0.03
1997...............              123         6,990,934.81                  1.08
1998...............           10,850       637,872,496.82                 98.88
                              ------      ---------------                ------
    Total..........           10,977      $645,084,160.64                100.00%
                              ======      ===============                ======

_________

* Indicates an amount greater than zero but less than .0005% of Cut-off Date Pool Principal Balance of Sub-Pool HE.

   DISTRIBUTION OF ORIGINAL CONTRACT AMOUNTS--INITIAL AND CERTAIN ADDITIONAL
                       FIXED RATE HOME EQUITY CONTRACTS

                                                                               % of Fixed-Rate
                                            Number of                      Home Equity Contracts by
                                            Contracts  Aggregate Principal  Outstanding Principal
   Original Contract                        as of Cut- Balance Outstanding      Balance as of
  Amount (In Dollars)                        off Date  as of Cut-off Date        Cut-off Date
  -------------------                       ---------- ------------------- ------------------------
Less than $9,999.00......................      17      $    127,214.38              0.02%
Between $  9,999--$ 19,999...............   1,723        25,206,787.34              3.91
Between $ 19,999--$ 29,999...............   1,590        38,960,924.68              6.04
Between $ 29,999--$ 39,999...............   1,276        44,101,248.27              6.84
Between $ 39,999--$ 49,999...............   1,158        51,911,545.18              8.05
Between $ 49,999--$ 59,999...............   1,033        56,422,821.82              8.75
Between $ 59,999--$ 69,999...............     900        58,221,563.16              9.03
Between $ 69,999--$ 79,999...............     733        54,584,891.03              8.46
Between $ 79,999--$ 89,999...............     521        43,823,577.65              6.79
Between $ 89,999--$ 99,999...............     402        38,001,347.75              5.89
Between $ 99,999--$109,999...............     325        34,049,680.01              5.28
Between $109,999--$119,999...............     292        33,394,992.73              5.18
Between $119,999--$129,999...............     222        27,730,618.22              4.30
Between $129,999--$139,999...............     159        21,302,333.28              3.30
Between $139,999--$149,999...............     133        19,284,558.18              2.99
Between $149,999--$159,999...............      92        14,209,776.77              2.20
Between $159,999--$169,999...............      82        13,433,642.38              2.08
Between $169,999--$179,999...............      65        11,306,450.13              1.75
Between $179,999--$189,999...............      42         7,691,448.69              1.19
Between $189,999--$199,999...............      38         7,379,301.47              1.14
Between $199,999--$249,999...............     111        24,333,398.90              3.77
Between $249,999--$299,999...............      34         9,184,206.79              1.42
Over    $299,999.........................      29        10,421,831.83              1.62
                                           ------      ---------------            ------
    Total................................  10,977      $645,084,160.64            100.00%
                                           ======      ===============            ======

                CONTRACT RATES--INITIAL AND CERTAIN ADDITIONAL
                       FIXED-RATE HOME EQUITY CONTRACTS

                                                               % of Fixed-Rate
                            Number of                      Home Equity Contracts by
                            Contracts  Aggregate Principal  Outstanding Principal
   Range of Home Equity     as of Cut- Balance Outstanding      Balance as of
Contracts by Contract Rate   off Date  as of Cut-off Date        Cut-off Date
--------------------------  ---------- ------------------- ------------------------
From  0.00%-- 9.00%.......      218      $ 25,631,843.79              3.97%
From  9.01%--10.00%.......    1,099       107,943,244.58             16.73
From 10.01%--11.00%.......    2,335       197,586,820.98             30.63
From 11.01%--12.00%.......    1,890       114,781,702.35             17.79
From 12.01%--13.00%.......    2,376        98,892,967.42             15.33
From 13.01%--14.00%.......    1,939        66,336,502.38             10.28
From 14.01%--15.00%.......      730        22,392,951.13              3.47
From 15.01%--16.00%.......      217         6,650,224.29              1.03
From 16.01%--17.00%.......      119         3,523,006.53              0.55
Over 17.01%...............       54         1,344,897.19              0.21
                             ------      ---------------            ------
    Total.................   10,977      $645,084,160.64            100.00%
                             ======      ===============            ======

         REMAINING MONTHS TO MATURITY--INITIAL AND CERTAIN ADDITIONAL
                       FIXED-RATE HOME EQUITY CONTRACTS

                                                           % of Fixed-Rate
                        Number of                      Home Equity Contracts by
  Months Remaining to   Contracts  Aggregate Principal  Outstanding Principal
  Scheduled Maturity    as of Cut- Balance Outstanding      Balance as of
  as of Cut-off Date     off Date  as of Cut-off Date        Cut-off Date
  -------------------   ---------- ------------------- ------------------------
From  31- 60...........      82      $  1,630,618.70              0.25%
From  61- 90...........      81         2,528,235.06              0.39
From  91-120...........     699        19,570,915.76              3.03
From 121-150...........      51         2,273,724.25              0.35
From 151-180...........   3,913       196,241,312.66             30.42
From 181-210...........      32         1,388,762.90              0.22
From 211-240...........   3,414       204,351,011.98             31.68
From 241-270...........       7           714,871.18              0.11
From 271-300...........   1,582       108,058,395.36             16.75
From 301-330...........       2           191,350.67              0.03
From 331-360...........   1,114       108,134,962.12             16.76
                         ------      ---------------            ------
    Total..............  10,977      $645,084,160.64            100.00%
                         ======      ===============            ======

                 LIEN POSITION--INITIAL AND CERTAIN ADDITIONAL
                       FIXED-RATE HOME EQUITY CONTRACTS



                                                             % of Fixed-Rate
                         Number of                       Home Equity Contracts by
                         Contracts   Aggregate Principal  Outstanding Principal
                         as of Cut-  Balance Outstanding      Balance as of
                          off Date   as of Cut-off Date        Cut-off Date
                         ----------  ------------------- ------------------------
First...................   6,667       $521,968,592.03             80.91%
Second..................   4,279        122,521,018.07             18.99
Third...................      31            594,550.54              0.09
                          ------       ---------------            ------
    Total...............  10,977       $645,084,160.64            100.00%
                          ======       ===============            ======

              LOAN-TO-VALUE RATIO--INITIAL AND CERTAIN ADDITIONAL
                       FIXED-RATE HOME EQUITY CONTRACTS

                                                           % of Fixed-Rate
                        Number of                      Home Equity Contracts by
                        Contracts  Aggregate Principal  Outstanding Principal
                        as of Cut- Balance Outstanding      Balance as of
Loan-to-Value Ratio      off Date  as of Cut-off Date        Cut-off Date
-------------------     ---------- ------------------- ------------------------
From  0.00%-10.00%.....       4      $     60,816.00              0.01%
From 10.01%-20.00%.....      26           518,399.69              0.08
From 20.01%-30.00%.....      68         1,947,357.92              0.30
From 30.01%-40.00%.....      79         2,725,513.49              0.42
From 40.01%-50.00%.....     118         4,580,269.60              0.71
From 50.01%-60.00%.....     212         9,482,102.97              1.47
From 60.01%-70.00%.....     435        20,689,314.52              3.21
From 70.01%-80.00%.....   1,396        71,094,522.15             11.02
From 80.01%-90.00%.....   3,714       226,787,375.75             35.16
Over 90.01%............   4,925       307,198,488.55             47.62
                         ------      ---------------            ------
    Total..............  10,977      $645,084,160.64            100.00%
                         ======      ===============            ======

GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES--INITIAL ADJUSTABLE RATE HOME
                                EQUITY CONTRACTS

                                                                                 % OF INITIAL
                                           % OF INITIAL                           ADJUSTABLE
                                            ADJUSTABLE                             RATE HOME
                                             RATE HOME                         EQUITY CONTRACTS
                                         EQUITY CONTRACTS  AGGREGATE PRINCIPAL  BY OUTSTANDING
                            NUMBER OF      BY NUMBER OF          BALANCE           PRINCIPAL
                         CONTRACTS AS OF   CONTRACTS AS     OUTSTANDING AS OF    BALANCE AS OF
         STATE            CUT-OFF DATE    OF CUT-OFF DATE     CUT-OFF DATE       CUT-OFF DATE
------------------------ --------------- ----------------- ------------------- -----------------
Alabama.................         83             4.42%        $  7,290,327.56          3.26%
Arkansas................          2             0.11              243,260.15          0.11
Arizona.................         22             1.17            2,786,483.31          1.25
California..............        202            10.75           35,944,371.21         16.07
Colorado................         71             3.78            9,431,123.74          4.22
Connecticut.............          4             0.21              480,435.02          0.21
District of Columbia....         12             0.64            2,210,719.39          0.99
Florida.................         57             3.03            6,081,031.71          2.72
Georgia.................         72             3.83            7,555,671.19          3.38
Idaho...................         14             0.75            1,514,484.15          0.68
Illinois................         22             1.17            2,798,896.06          1.25
Indiana.................         44             2.34            3,992,062.67          1.79
Iowa....................          5             0.27              417,312.57          0.19
Kansas..................         13             0.69            1,152,109.73          0.52
Kentucky................         21             1.12            2,002,744.11          0.90
Louisiana...............         13             0.69            1,385,979.32          0.62
Maryland................         97             5.16           15,671,101.14          7.01
Massachusetts...........         20             1.06            2,983,348.20          1.33
Michigan................        106             5.64            8,657,310.00          3.87
Minnesota...............         23             1.22            2,137,218.71          0.96
Mississippi.............          3             0.16              314,452.17          0.14
Missouri................         29             1.54            2,830,457.67          1.27
Montana.................          8             0.43              771,290.20          0.34
Nebraska................          1             0.05               60,800,00          0.03
New Jersey..............          4             0.21              972,609.26          0.43
New Mexico..............         18             0.96            2,119,951.76          0.95
New York................          8             0.43            1,182,506.50          0.53
Nevada..................         16             0.85            2,060,859.22          0.92
North Carolina..........         83             4.42            8,410,211.52          3.76
Ohio....................        215            11.44           18,946,834.36          8.47
Oklahoma................          3             0.16              147,297.07          0.07
Oregon..................         74             3.94            9,301,232.67          4.16
Pennsylvania............         51             2.71            6,055,455.13          2.71
Rhode Island............          5             0.27              553,977.08          0.25
South Carolina..........         27             1.44            2,547,512.52          1.14
Tennessee...............         30             1.60            2,773,964.75          1.24
Texas...................         88             4.68            8,707,062.01          3.89
Utah....................         52             2.77            6,761,389.93          3.02
Virginia................         48             2.55            6,835,829.10          3.06
Washington..............        174             9.26           24,122,160.11         10.79
West Virginia...........          5             0.27              220,528.36          0.10
Wisconsin...............         31             1.65            2,979,761.42          1.33
Wyoming.................          3             0.16              227,781.32          0.10
                              -----           ------         ---------------        ------
    Total...............      1,879           100.00%        $223,639,914.07        100.00%
                              =====           ======         ===============        ======

      YEARS OF ORIGINATION--INITIAL ADJUSTABLE RATE HOME EQUITY CONTRACTS

                                                              % OF INITIAL
                                                             ADJUSTABLE RATE
                                                               HOME EQUITY
                           NUMBER OF                          CONTRACTS BY
                           CONTRACTS  AGGREGATE PRINCIPAL OUTSTANDING PRINCIPAL
                           AS OF CUT- BALANCE OUTSTANDING     BALANCE AS OF
YEAR OF ORIGINATION         OFF DATE  AS OF CUT-OFF DATE      CUT-OFF DATE
-------------------        ---------- ------------------- ---------------------
1997......................      92      $  9,791,828.89            4.38%
1998......................   1,787       213,848,085.18           95.62
                             -----      ---------------          ------
    Total.................   1,879      $223,639,914.07          100.00%
                             =====      ===============          ======

 DISTRIBUTION OF ORIGINAL CONTRACT AMOUNTS--INITIAL ADJUSTABLE RATE HOME EQUITY
                                   CONTRACTS

                                                                               % OF INITIAL
                                                                              ADJUSTABLE RATE
                                                                                HOME EQUITY
                                            NUMBER OF                          CONTRACTS BY
                                            CONTRACTS  AGGREGATE PRINCIPAL OUTSTANDING PRINCIPAL
 ORIGINAL CONTRACT AMOUNT                   AS OF CUT- BALANCE OUTSTANDING     BALANCE AS OF
       (IN DOLLARS)                          OFF DATE  AS OF CUT-OFF DATE      CUT-OFF DATE
 ------------------------                   ---------- ------------------- ---------------------
Less than $ 19,999.........................       1    $       19,240.00            0.01%
Between $ 19,999--$ 29,999.................       6           160,113.82            0.07
Between $ 29,999--$ 39,999.................      34         1,231,870.47            0.55
Between $ 39,999--$ 49,999.................      75         3,407,931,57            1.52
Between $ 49,999--$ 59,999.................     126         6,929,173.82            3.10
Between $ 59,999--$ 69,999.................     144         9,358,135.72            4.18
Between $ 69,999--$ 79,999.................     185        13,739,435.00            6.14
Between $ 79,999--$ 89,999.................     131        11,037,758.30            4.94
Between $ 89,999--$ 99,999.................     167        15,857,681.99            7.09
Between $ 99,999--$109,999.................     134        14,042,755.64            6.28
Between $109,999--$119,999.................     127        14,606,713.81            6.53
Between $119,999--$129,999.................     118        14,689,860.27            6.57
Between $129,999--$139,999.................     101        13,621,712.40            6.09
Between $139,999--$149,999.................      95        13,759,514.33            6.15
Between $149,999--$159,999.................      74        11,418,080.19            5.11
Between $159,999--$169,999.................      48         7,885,099.80            3.53
Between $169,999--$179,999.................      39         6,782,112.15            3.03
Between $179,999--$189,999.................      50         9,188,909.80            4.11
Between $189,999--$199,999.................      24         4,678,784.11            2.09
Between $199,999--$249,999.................     109        24,308,100.03           10.87
Between $249,999--$299,999.................      58        15,529,868.44            6.94
Over $300,000..............................      33        11,387,062.41            5.09
                                              -----      ---------------          ------
    Total..................................   1,879      $223,639,914.07          100.00%
                                              =====      ===============          ======

     CURRENT CONTRACT RATES--INITIAL ADJUSTABLE RATE HOME EQUITY CONTRACTS

                                                                  % OF
                                                                 INITIAL
                                                             ADJUSTABLE RATE
                                                               HOME EQUITY
                           NUMBER OF                          CONTRACTS BY
                           CONTRACTS  AGGREGATE PRINCIPAL OUTSTANDING PRINCIPAL
  RANGE OF CONTRACTS BY    AS OF CUT- BALANCE OUTSTANDING     BALANCE AS OF
      CONTRACT RATE         OFF DATE  AS OF CUT-OFF DATE      CUT-OFF DATE
  ----------------------   ---------- ------------------- ---------------------
Less than 9.00%...........    1017      $134,278,658.11           60.04%
From  9.01%--10.00%.......     492        56,313,317.10           25.18
From 10.01%--11.00%.......     251        23,609,820.80           10.56
From 11.01%--12.00%.......      66         5,820,778.10            2.60
From 12.01%--13.00%.......      23         1,916,325.45             .86
From 13.01%--14.00%.......      20         1,111,106.36             .50
From 14.01%--15.00%.......       4           326,897.10             .15
From 15.01%--16.00%.......       3           157,674.15             .07
From 16.01%--17.00%.......       2            72,340.57             .03
Over 17.00%...............       1            32,996.31             .01
                             -----      ---------------          ------
    Total.................   1,879      $223,639,914.07          100.00%
                             =====      ===============          ======

  REMAINING MONTHS TO MATURITY--INITIAL ADJUSTABLE RATE HOME EQUITY CONTRACTS

                                                                  % OF
                                                                 INITIAL
                                                          ADJUSTABLE RATE HOME
                           NUMBER OF                       EQUITY CONTRACTS BY
   MONTHS REMAINING TO     CONTRACTS  AGGREGATE PRINCIPAL OUTSTANDING PRINCIPAL
    SCHEDULED MATURITY     AS OF CUT- BALANCE OUTSTANDING     BALANCE AS OF
    AS OF CUT-OFF DATE      OFF DATE  AS OF CUT-OFF DATE      CUT-OFF DATE
   -------------------     ---------- ------------------- ---------------------
Less than 346.............       5      $    475,787.71            0.21%
346-360...................   1,874       223,164,126.36           99.76
                             -----      ---------------          ------
    Total.................   1,879      $223,639,914.07          100.00%
                             =====      ===============          ======

          LIEN POSITION--INITIAL ADJUSTABLE RATE HOME EQUITY CONTRACTS

                                         % OF
                                        INITIAL
                                      ADJUSTABLE                                % OF
                                       RATE HOME                               INITIAL
                                        EQUITY                          ADJUSTABLE RATE HOME
                         NUMBER OF   CONTRACTS BY                        EQUITY CONTRACTS BY
                         CONTRACTS     NUMBER OF    AGGREGATE PRINCIPAL OUTSTANDING PRINCIPAL
                         AS OF CUT- CONTRACTS AS OF BALANCE OUTSTANDING     BALANCE AS OF
                          OFF DATE   CUT-OFF DATE   AS OF CUT-OFF DATE      CUT-OFF DATE
                         ---------- --------------- ------------------- ---------------------
First...................   1,879        100.00%       $223,639,914.07          100.00%
                           -----        ------        ---------------          ------
    Total...............   1,879        100.00%       $223,639,914.07          100.00%
                           =====        ======        ===============          ======

       LOAN-TO-VALUE RATIO--INITIAL ADJUSTABLE RATE HOME EQUITY CONTRACTS

                                                                  % OF
                                                                 INITIAL
                                                          ADJUSTABLE RATE HOME
                           NUMBER OF                       EQUITY CONTRACTS BY
                           CONTRACTS  AGGREGATE PRINCIPAL OUTSTANDING PRINCIPAL
                           AS OF CUT- BALANCE OUTSTANDING     BALANCE AS OF
LOAN-TO-VALUE RATIO         OFF DATE  AS OF CUT-OFF DATE      CUT-OFF DATE
-------------------        ---------- ------------------- ---------------------
Less than 30.00%..........       2      $     89,971.23            0.04%
From 30.01% to 40.00%.....       2           113,711.80            0.05
From 40.01% to 50.00%.....       9           619,493.10            0.28
From 50.01% to 60.00%.....      13         1,092,411.15            0.49
From 60.01% to 70.00%.....      49         5,193,004.56            2.32
From 70.01% to 80.00%.....     449        49,060,191.50           21.94
From 80.01% to 90.00%.....    1057       129,527,846.05           57.92
Over 90.00%...............     298        37,943,284.68           16.97
                             -----      ---------------          ------
    Total.................   1,879      $223,639,914.07          100.00%
                             =====      ===============          ======

  MONTH OF NEXT RATE ADJUSTMENT--INITIAL ADJUSTABLE RATE HOME EQUITY CONTRACTS

                                                                        % OF
                                                                      INITIAL
                                                                  ADJUSTABLE RATE
                               NUMBER OF                       HOME EQUITY CONTRACTS
                               CONTRACTS  AGGREGATE PRINCIPAL BY OUTSTANDING PRINCIPAL
                               AS OF CUT- BALANCE OUTSTANDING      BALANCE AS OF
MONTH OF NEXT RATE ADJUSTMENT   OFF DATE  AS OF CUT-OFF DATE        CUT-OFF DATE
-----------------------------  ---------- ------------------- ------------------------
July 1998...................         2      $    198,645.19              0.09%
August 1998.................         6           472,411.11              0.21
September 1998..............         4           308,798.88              0.14
October 1998................         7           571,163.55              0.26
November 1998...............         7           832,830.73              0.37
December 1998...............         3           285,576.74              0.13
January 1999................         1            19,240.00              0.01
March 1999..................         6           865,939.12              0.39
May 1999....................         3           417,653.79              0.19
June 1999...................        36         3,346,743.05              1.50
July 1999...................        16         1,814,555.36              0.81
August 1999.................         5           691,237.11              0.31
September 1999..............         1            72,421.98              0.03
October 1999................         5           719,870.03              0.32
November 1999...............        10         1,154,662.34              0.52
December 1999...............        13         1,313,941.16              0.59
January 2000................        15         1,620,301.24              0.72
February 2000...............        33         3,814,351.26              1.71
March 2000..................       177        21,235,928.80              9.50
April 2000..................       420        46,675,165.88             20.87
May 2000....................       457        56,231,105.16             25.14
June 2000...................       483        60,304,715.72             26.97
July 2000...................       146        18,396,289.00              8.23
December 2000...............         1           133,635.00              0.06
January 2001................         1            34,354.44              0.02
March 2001..................         6           509,725.53              0.23
April 2001..................         5           520,984.27              0.23
May 2001....................         4           313,967.63              0.14
June 2001...................         3           431,600.00              0.19
July 2001...................         3           332,100.00              0.15
                                 -----      ---------------            ------
    Total...................     1,879      $223,639,914.07            100.00%
                                 =====      ===============            ======

  DISTRIBUTION OF GROSS MARGIN--INITIAL ADJUSTABLE RATE HOME EQUITY CONTRACTS

                                                                 % OF
                                                               INITIAL
                                                           ADJUSTABLE RATE
                        NUMBER OF                       HOME EQUITY CONTRACTS
                        CONTRACTS  AGGREGATE PRINCIPAL BY OUTSTANDING PRINCIPAL
                        AS OF CUT- BALANCE OUTSTANDING      BALANCE AS OF
GROSS MARGIN             OFF DATE  AS OF CUT-OFF DATE        CUT-OFF DATE
------------            ---------- ------------------- ------------------------
Less than 3.999%.......      8         $    740,946.32            0.33%
4.000 to 4.249%........      7              577,905.33            0.26
4.250 to 4.499%........      9            1,332,855.16            0.60
4.500 to 4.749%........     12            1,609,029.14            0.72
4.750 to 4.999%........     25            3,091,786.90            1.38
5.000 to 5.249%........     28            3,186,282.82            1.42
5.250 to 5.499%........     63            7,484,081.89            3.35
5.500 to 5.749%........    139           16,230,439.78            7.26
5.750 to 5.999%........    159           17,510,705.21            7.83
6.000 to 6.249%........    136           14,189,169.68            6.34
6.250 to 6.499%........    134           15,114,285.05            6.76
6.500 to 6.749%........    217           26,732,892.34           11.95
6.750 to 6.999%........    449           59,324,118.03           26.53
7.000 to 7.249%........    195           24,749,567.69           11.07
7.250 to 7.499%........     92           11,394,399.09            5.09
7.500 to 7.749%........     84            9,260,382.67            4.14
7.750 to 7.999%........     40            4,013,873.89            1.79
8.000 to 8.249%........     22            2,131,783.04            0.95
8.250 to 8.499%........     15            1,414,515.84            0.63
8.500 to 8.749%........     24            2,222,820.11            0.99
8.750 to 8.999%........      7              526,514.56            0.24
9.000 to 9.249%........      4              264,508.62            0.12
9.250 to 9.499%........      2              124,484.81            0.06
9.500 to 9.749%........      2              118,518.27            0.05
Over 9.750%............      6              294,047.83            0.13
                         -----         ---------------          ------
    Total..............  1,879         $223,639,914.07          100.00%
                         =====         ===============          ======

     MAXIMUM CONTRACT RATES--INITIAL ADJUSTABLE RATE HOME EQUITY CONTRACTS

                                                                 % OF
                                                               INITIAL
                                                           ADJUSTABLE RATE
                        NUMBER OF                       HOME EQUITY CONTRACTS
                        CONTRACTS  AGGREGATE PRINCIPAL BY OUTSTANDING PRINCIPAL
                        AS OF CUT- BALANCE OUTSTANDING      BALANCE AS OF
MAXIMUM CONTRACT RATES   OFF DATE  AS OF CUT-OFF DATE        CUT-OFF DATE
----------------------  ---------- ------------------- ------------------------
Less than 13.000%......    28        $  5,001,892.05             2.24%
13.000 to 13.249%......     4             420,860.45             0.19
13.250 to 13.499%......     5             639,192.55             0.29
13.500 to 13.749% .....    71          10,950,222.72             4.90
13.750 to 13.999%......   182          25,819,295.05            11.55
14.000 to 14.249%......    32           3,703,198.85             1.66
14.250 to 14.499%......    90          10,674,543.45             4.77
14.500 to 14.749%......   145          18,086,072.28             8.09
14.750 to 14.999%......   298          37,231,089.51            16.65
15.000 to 15.249%......   111          13,219,621.04             5.91
15.250 to 15.499%......   134          15,532,458.70             6.95
15.500 to 15.749%......    90          11,880,362.23             5.31
15.750 to 15.999%......   143          17,432,658.86             7.79
16.000 to 16.249%......    31           3,041,363.40             1.36
16.250 to 16.499%......    77           7,639,172.40             3.42
16.500 to 16.749%......    65           7,277,711.30             3.25
16.750 to 16.999%......   117          12,567,293.92             5.62
17.000 to 17.249%......    41           3,695,235.68             1.65
17.250 to 17.499%......    41           3,710,672.86             1.66
17.500 to 17.749%......    37           3,569,902.99             1.60
17.750 to 17.999%......    51           4,463,919.93             2.00
18.000 to 18.249%......    17           1,203,395.60             0.54
18.250 to 18.499%......    15           1,407,112.00             0.63
18.500 to 18.749%......     5             597,349.56             0.27
18.750 to 18.999%......    13           1,404,869.20             0.63
19.000 to 19.249%......     3             187,211.00             0.08
19.250 to 19.499%......    11           1,017,941.72             0.46
19.500 to 19.749%......     3             190,769.90             0.09
19.750 to 19.999%......     8             455,830.01             0.20
Over 19.999%...........    11             618,694.86             0.28
                        -----        ---------------            ------
    Total.............. 1,879        $223,639,914.07            100.00%
                        =====        ===============            ======

     MINIMUM CONTRACT RATES--INITIAL ADJUSTABLE RATE HOME EQUITY CONTRACTS

                                                                 % OF
                                                               INITIAL
                                                           ADJUSTABLE RATE
                        NUMBER OF                       HOME EQUITY CONTRACTS
                        CONTRACTS  AGGREGATE PRINCIPAL BY OUTSTANDING PRINCIPAL
                        AS OF CUT- BALANCE OUTSTANDING      BALANCE AS OF
MINIMUM CONTRACT RATES   OFF DATE  AS OF CUT-OFF DATE        CUT-OFF DATE
----------------------  ---------- ------------------- ------------------------
 Less than 7.250%......      33      $  5,875,871.44              2.63%
 7.250 to  7.499%......       5           845,460.82              0.38
 7.500 to  7.749%......      81        12,224,012.73              5.47
 7.750 to  7.999%......     300        43,248,903.35             19.34
 8.000 to  8.249%......      40         5,025,525.24              2.25
 8.250 to  8.499%......     117        14,559,682.06              6.51
 8.500 to  8.749%......     169        21,018,553.37              9.40
 8.750 to  8.999%......     250        28,955,317.19             12.95
 9.000 to  9.249%......     108        12,144,130.55              5.43
 9.250 to  9.499%......     134        14,744,316.90              6.59
 9.500 to  9.749%......     107        13,535,462.94              6.05
 9.750 to  9.999%......     156        17,240,797.30              7.71
10.000 to 10.249%......      49         5,038,240.85              2.25
10.250 to 10.499%......      67         6,451,955.28              2.88
10.500 to 10.749%......      50         4,667,364.44              2.09
10.750 to 10.999%......      80         7,615,475.02              3.41
11.000 to 11.249%......      23         1,716,765.93              0.77
11.250 to 11.499%......      23         1,716,363.29              0.77
11.500 to 11.749%......      16         1,733,263.16              0.78
11.750 to 11.999%......      16         1,481,708.73              0.66
12.000 to 12.249%......       8           569,539.74              0.25
12.250 to 12.499%......       8           882,838.76              0.39
12.500 to 12.749%......       0                  -                0.00
12.750 to 12.999%......       9           647,350.49              0.29
13.000 to 13.249%......       1            87,896.58              0.04
13.250 to 13.499%......      10           471,478.45              0.21
13.500 to 13.749%......       3           190,769.90              0.09
Over 13.750%...........      16           950,869.56              0.43
                          -----      ---------------            ------
  Total................   1,879      $223,639,914.07            100.00%
                          =====      ===============            ======